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                                                                      EXHIBIT 99



       Notice of Grant of Stock Options and Non-Qualified Option Agreement


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[First Name] [Middle Name] [Last Name]            Option Number: [Option Number]
[Address 1]                                       Plan:          [Plan]
[City], [State]  [Zip Code]
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Effective [Opt_Date],  you have been granted a Non-Qualified Stock Option to buy
[Shares Granted] shares of The Brink's Company Common Stock at [Option Price] per share.

The total option price of the shares granted is [Total Option Price].

This option on shares will become vested and exercisable on the date(s) shown below:


Shares                   Exercisable (on or after)    Expiration
------                   -------------------------    ----------

[Shares Period 1]        [Vest Date Period 1]         [Expiration Date Period 1]
[Shares Period 2]        [Vest Date Period 2]         [Expiration Date Period 2]
[Shares Period 3]        [Vest Date Period 3]         [Expiration Date Period 3]


Additional terms and conditions applying to this grant are contained on pages two and three of this Agreement dated _______________ and The Brink's Company 2005 Equity Incentive Plan.


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     By your signature and the authorized  Company  signature  below and on page three of this Agreement, you and the Company agree that these options are granted under and governed by the terms and conditions of The Brink's
     Company  2005  Equity   Incentive   Plan  as  amended,   as  well  as  this
     Non-Qualified Stock Option Agreement, all of which are incorporated as a part of this document.

================================================================================


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The Brink's Company                                      Date

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[First Name] [Middle Name] [Last Name]                   Date


                             Page 1 (Employee Copy)


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                      Non-Qualified Stock Option Agreement

AGREEMENT dated as of _______________ between The Brink's Company, a Virginia corporation (the "Company"), the employee identified on page one of this Agreement (the "Employee"), an employee of the Company or of a subsidiary of the Company.

At a meeting held on the date of this Agreement, the Compensation and Benefits Committee (the "Committee") of the Company's Board of Directors, acting pursuant to The Brink's Company 2005 Equity Incentive Plan as amended (the "Plan"), a copy of which Plan has heretofore been furnished to the Employee (who hereby acknowledges receipt), as a matter of separate inducement and agreement in connection with the employment of the Employee by the Company or any of its subsidiaries, and not in lieu of any salary or other compensation for the Employee's services, granted to the Employee an option to purchase shares of The Brink's Company Common Stock ("Brink's Stock") as set forth on page one of this Agreement.

Accordingly, the parties hereto agree as follows:

     1. Subject to all the terms and conditions of the Plan, the Employee is granted the option (the "Option") to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any number of shares of The Brink's Company Common Stock underlying the Option in installments and at the per share purchase price set forth on page one of this Agreement.

     2. The Option may be exercised by the holder thereof with respect to all or any part of the shares comprising each installment as such holder may elect at any time after such installment becomes exercisable until the termination of the Option. The Option shall terminate on the date which is six years from the date of this Agreement, unless terminated earlier as provided in the Plan, and any portion of the Option not exercised on or before such date or such earlier termination, whichever shall first occur, may not thereafter be exercised.

     3. Subject to the terms of the Plan, if a holder of an Option shall cease to be an Employee for any reason other than death, permanent and total disability or retirement under the Company's Pension-Retirement Plan all of the Option holder's Options shall be terminated except that any Option to the extent then exercisable may be exercised within three months after cessation of employment, but not later than the termination date of the Option.

     4. Upon each exercise of the Option, the holder of such Option shall give written notice to the Company, specifying the number of shares to be purchased, and shall tender the full purchase price of the shares covered by such exercise, all as provided in the Plan. Such payment may be made in shares of Brink's Stock already owned by the Employee, as provided in the Plan. Such exercise shall be effective upon receipt by the Company of such notice and tender.

     5. The exercise of an Option shall be subject to all applicable withholding taxes under federal, state or local law.

                             Page 2 (Employee Copy)


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                      Non-Qualified Stock Option Agreement

     6. The Option is not transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the Employee only by the Employee or by the Employee's duly appointed legal representative.

     7. All other provisions contained in the Plan as in effect on the date of this Agreement (including the option exercise provisions of clause (b) of Section 2 of Article IX of the Plan) are incorporated in this Agreement by reference. The Board of Directors of the Company or the Compensation Committee thereof may amend the Plan at any time, provided that if such amendment shall adversely affect the rights of an Option holder with respect to a previously granted Option, the Option holder's consent shall be required except to the extent any such amendment is made to comply with any applicable law, stock exchange rules and regulations or accounting or tax rules and regulations. This Agreement may at any time be amended by mutual agreement of the Compensation Committee of the Board of Directors (or a designee thereof) and the holder of the Option. Prior to a Change in Control (as defined in the Plan) of the Company, this Agreement may be amended by the Company, and upon written notice by the Company, given by registered or certified mail, to the holder of the Option of any such amendment of this Agreement or of any amendment of the Plan adopted prior to such a Change in Control, this Agreement shall be deemed to incorporate the amendment to this Agreement or to the Plan specified in such notice, unless such holder shall, within 30 days of the giving of such notice by the Company, give written notice to the Company that such amendment is not accepted by such holder, in which case the terms of this Agreement shall remain unchanged. Subject to any applicable provisions of the Company's bylaws or of the Plan, any applicable determinations, order, resolutions or other actions of the Committee or of the Board of Directors of the Company shall be final, conclusive and binding on the Company and the holder of the Option.

     8. All notices hereunder shall be in writing and (a) if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office address, 1801 Bayberry Court, P.O. Box 18100, Richmond, VA 23226-8100 USA, to the attention of the Secretary, and (b) if to the Employee, shall be delivered personally or mailed to the Employee at the address set forth below. Such addresses may be changed at any time by notice from one party to the other.

     9. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, the legal representatives of the Employee.

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.



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The Brink's Company                                      Date

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[First Name] [Middle Name] [Last Name]                   Date


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                        Street address, City, State & ZIP


                             Page 3 (Employee Copy)